Exhibit 99.1

DRILLING EXPANDS NEW CENTRAL ZONE AT EL GALLO 1 MINE

5.7 gpt gold over 23 meters & 3.9 gpt gold over 21 meters

TORONTO, ONTARIO - (May 14, 2013) - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) announces that follow-up core holes at the new Central Zone have expanded the gold mineralization in several directions. Central is located inside the Company’s El Gallo 1 mine in Sinaloa, Mexico (Fig. 1). It is situated between two known resources, where mining began on April 1st (Fig. 2). Based on the results in this news release plus prior holes, there appears to be good potential to mine the area as one enlarged open pit rather than as two separate pits.

Table 1. El Gallo 1 Mine – Central Zone Drill Highlights

Drill hole	From (m)	To (m)	Thickness (m)	Gold Grade (GPT)	Target Type	Objective
MLX079	161.6	181.8	20.2	2.7	Open Pit	Extended at Depth
Including	166.5	167.6	1.1	18.0

MLX081	117.4	140.3	23.0	5.7	Open Pit	Extended Along
Including	118.2	120.1	1.9	50.0		Strike
Including	129.1	130.5	1.5	14.4

MLX082	73.1	94.3	21.2	2.5	Open Pit	Infill
Including	90.0	93.9	3.9	9.5
Including	90.0	91.0	1.0	17.5

MLX087	171.8	181.0	9.3	2.5	Open Pit	Expanded at Depth
Including	171.8	173.1	1.3	14.0

MLX088	171.5	185.5	14.0	4.6	Open Pit	Expanded at Depth
Including	174.7	178.7	4.0	11.7

MLX090	82.4	103.3	20.9	3.9	Open Pit	Extended Along
Including	90.1	92.1	2.0	12.2		Strike
Including	100.8	101.6	0.8	26.5

Drilling in this release was focused on 3 objectives: 1) extending the zone at depth, 2) extending the strike or length of the zone and 3) infilling an area between the historical near-surface drilling and McEwen Mining’s discovery holes.

1) Drilling Extends Central Zone at Depth — 4.6 gpt gold over 14.0 meters

Holes MLX079, MLX087 and MLX088 targeted mineralization below the initial discovery holes announced on April 11th, 2013 (Fig. 2, 3 & 4). These new holes successfully extended the zone by 50 meters to a total depth of 180 meters below surface. The zone remains open for further expansion. Significant intercepts include 2.7 gpt gold over 20.2 meters, 2.5 gpt gold over 9.3 meters and 4.6 gpt gold over 14.0 meters. An additional 3 holes have been drilled to extend the zone, with assays pending.

2) Strike (or length of the zone) Extended - 5.7 gpt gold over 23.0 meters

Holes MLX081, MLX085 and MLX090 were drilled southwest and northeast of the initial discovery holes, extending the strike or length of the zone by 30 meters to the northeast and 20 meters to the southwest (Fig. 2). Before drilling began at Central, the distance between the two resources where mining recently commenced was 1,000 meters. Based on these results and prior holes, the Company believes the area can be mined as one enlarged open pit. Highlights from this drilling included 5.7 gpt gold over 23.0 meters, 1.1 gpt gold over 20.5 meters and 3.9 gpt gold over 20.9 meters. An additional 6 holes have been drilled with assays pending.

3) Infilling Gaps & Reducing Strip — 2.5 gpt over 21.2 meters

The last objective with the recent holes was to infill an area between the historic, near surface drilling that tested for gold mineralization down to 20 meters (which encountered weak mineralization) and McEwen Mining’s discovery holes, which start 80 meters below surface (Fig. 2, 3 & 4). The three holes from this area were in line with expectations, returning 2.5 gpt gold over 21.2 meters, 1.8 gpt over 12.1 meters and 0.8 gpt gold over 18.7 meters (Fig. 2, 3 & 4). This is an encouraging development as it shows the zone can be extended closer to surface, which should reduce the strip ratio. An additional 2 holes have been drilled with assays pending.

About El Gallo Complex

The El Gallo Complex is located in Sinaloa, Mexico. Phase 1 achieved commercial production in early January. It is forecasted to produce 30,000 ounces of gold per year. Phase 2, where a feasibility study was completed in 2012, is forecasted to add an additional 5,200,000 ounces of silver (105,000 ounces of gold equivalent) once in production. Combined, both phases are scheduled to produce approximately 135,000 ounces of gold equivalent annually.

About McEwen Mining (www.mcewenmining.com)

The goal of McEwen Mining is to qualify for inclusion in the S&P 500 by 2015 by creating a profitable gold producer focused in the Americas. McEwen Mining’s principal assets consist of the San José mine in Santa Cruz, Argentina (49% interest); the El Gallo Complex in Sinaloa, Mexico; the Gold Bar project in Nevada, US; the Los Azules project in San Juan, Argentina and a large portfolio of exploration properties in Argentina, Mexico and Nevada.

McEwen Mining has 297 million shares issued and outstanding. Rob McEwen, Chairman, President and Chief Owner, owns 25% of the shares of the Company (assuming all outstanding Exchangeable Shares are exchanged for an equivalent amount of Common Shares). As of April 29, 2012, McEwen Mining had cash and liquid assets of approximately US$50 million and is debt free.

TECHNICAL INFORMATION:

This news release has been viewed and approved by John Read, CPG, McEwen Mining’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties. Samples from the core drilling were split on-site at the Company’s El Gallo Complex. One half of the split drill core is shipped to ALS Chemex for sample preparation and analysis by fire assay for gold and 4-acid digestion with ICP determination for silver. Samples returning greater than 10 ppm gold or 1500 ppm silver were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples. All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not been determined. For additional information see the technical report titled “El Gallo Complex Phase II Project, NI 43-101 Technical Report Feasibility Study, Mocorito Municipality, Sinaloa, Mexico” with an effective date of September 10, 2012, prepared by M3 Engineering along with a team of associates (the “Phase II Report”). The Phase II Report is available under the Corporation’s profile on SEDAR (www.sedar.com). The authors of the Phase 2 Report, Stan Timler - M3 Engineering, Mike Hester - Independent Mining Consultants (Reserves), Dawn Garcia - SRK Consulting (Environmental), Richard Kehmeier and Brian Hartman - Pincock Allen & Holt (El Gallo Deposit Resource), John Read - McEwen Mining consultant (Palmarito In Situ, Historic Waste Dumps and Historic Tailings Resource), all of whom are qualified persons and all of whom but John Read are independent of McEwen Mining, each as defined by NI 43-101.

CAUTIONARY NOTE TO US INVESTORS

McEwen Mining prepares its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43-101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101, McEwen Mining reports measured, indicated and inferred resources, measurements which are generally not permitted in filings made with the SEC. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Jenya Meshcheryakova	Mailing Address
Investor Relations	181 Bay Street Suite 4750
Tel: (647) 258-0395 ext 410	Toronto, ON M5J 2T3
Toll Free: (866) 441-0690	PO box 792
Fax: (647) 258-0408	E-mail: info@mcewenmining.com

Facebook: facebook.com/mcewenrob
Twitter: twitter.com/mcewenmining
Store: mcewenmining.com/store

Table 2. El Gallo 1 Mine – Drill Hole Results

Hole	From (meters)	To (meters)	Thickness (meters)	Gold Grade (Grams per Tonne)	Dip (1) (Degrees)	Azimuth (2) (Degrees)	Easting (3) (UTM)	Northing (3) (UTM)
MLX079	161.6	181.8	20.2	2.7	-50	325	217035	2825753
Including	166.5	167.6	1.1	18.0

MLX080	118.6	130.4	11.8	1.0	-50	325	217550	2836073

MLX081	117.4	140.3	23.0	5.7	-50	325	217000	2836073
Including	118.2	120.1	1.9	50.0
Including	129.1	130.5	1.5	14.4

MLX082	73.1	94.3	21.2	2.5	-50	325	216993	283580
Including	90.0	93.9	3.9	9.5
Including	90.0	91.0	1.0	17.5

MLX083	96.8	97.6	0.9	3.7	-50	325	217098	283585

MLX084	48.1	66.8	18.7	0.8	-50	325	217045	283583

MLX085	127.8	148.3	20.5	1.1	-50	325	217081	283578

MLX086	—	—	—	-	-55	325	217625	2836005

MLX087	171.8	181.0	9.3	2.5	-50	325	217085	2835735
Including	171.8	173.1	1.3	14.0

MLX088	171.5	185.5	14.0	4.6	-50	325	217054	2835730
Including	174.7	178.7	4.0	11.7

MLX089	55.3	67.4	12.1	1.8	-50	325	217010	2835842

MLX090	82.4	103.3	20.9	3.9	-50	325	216987	2835780
Including	90.1	92.1	2.0	12.2
Including	100.8	101.6	0.8	26.5

(1) Dip = Angle of drill hole, (2) Azimuth = Direction of drill hole, (3) Coordinate

Figure 1
May 2013

Location of Production Sites (Current & Proposed) and Areas of Discovery

McEWEN MINING
Approximate Size of Mineral Lease (Claims)
+500,000 acres
Area Shown
Mexico
Legend
El Gallo Complex
Gold Veins
Silver Veins
Process Facility - Phase 1
Proposed Process Facility Phase 2
El Gallo Phase 2
(Proposed Mill Site)
New Twin Domes Discovery
Palmarito
El Gallo Phase 1 Mine
(Heap Leach)
N
0 3 6
Miles
0 5 10
Km

McEWEN MINING

Central Zone: Location of Core Drill Holes

Figure 2
May 2013

El Gallo Complex
El Gallo 2
(Proposed Mill Site)
New Twin Domes
Discovery
El Gallo 1 Mine
(Heap Leach)
0 5 10
Km
N
0 3 6
Miles
Lupita
Central Zone
MLX-084
MLX-089
MLX-082
MLX-090
MLX-081
MLX-080
MLX-086
MLX-083
MLX-085
MLX-087
MLX-079
MLX-088
Sagrado
Legend
Holes May 2013
Holes April 2013
MLX-080 = Hole ID
Pit Outline
Resource Outline
0 250
Meters
N
0 500
Feet

McEWEN MINING

Central Zone: Cross Sectional View (Section number LUP 33)

Figure 3
May 2013

N
S
Surface
Historic Drill Hole
No Significant Mineralization
Encountered
MLX089
1.8 gpt / 12 m
MLX074
1.5 gpt / 51 m
MLX072
1.8 gpt / 56.4 m
MLX077
2.9 gpt / 43 m
MLX087
2.5 gpt / 9.3 m
Assays Pending
Legend
New Core Hole
Assays Pending Drill Hole
Historic Drill Hole
Mineralization
Mineral Intercept
0
50
Meters
0
150
Feet

McEwen Mining **Central Zone: Cross Sectional View (Section number LUP 32)**

Figure 4
May 2013

N
Surface
S
Historic Drill Hole
No Significant Mineralization
Encountered
MLX082
2.5 gpt / 21 m
MLX073
1.9 gpt / 52 m
MLX079
2.7 gpt / 20 m
MLX088
4.6 gpt / 14 m
Assays Pending
Legend
New Core Hole
Assays Pending Drill Hole
Historic Drill Hole
Mineralization
Mineral Intercept
0
50
Meters
0
150
Feet